Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Lease Obligations
The Company leases certain office, factory and warehouse space, land, and information technology and other equipment under principally non-cancelable operating leases. Rental expense, net of sublease income, for the years ended December 31, 2013, 2012 and 2011 was $51 million, $45 million, and $69 million, respectively.
At December 31, 2013, future minimum lease obligations, net of minimum sublease rentals, for the next five years and beyond are as follows:

Year
2014	$89
2015	64
2016	49
2017	38
2018	30
Beyond	175

Purchase Obligations
During the normal course of business, in order to manage manufacturing lead times and help ensure adequate component supply, the Company enters into agreements with contract manufacturers and suppliers that either allow them to procure inventory based upon criteria as defined by the Company or establish the parameters defining the Company’s requirements. In addition, we have entered into software license agreements which are firm commitments and are not cancelable. As of December 31, 2013, the Company had entered into firm, noncancelable, and unconditional commitments under such arrangements through 2016. The Company expects to make total payments of $24 million under these arrangements as follows: $18 million in 2014, $4 million in 2015, and $2 million in 2016.
The Company outsources certain corporate functions, such as benefit administration and information technology related services. These contracts are expected to expire in 2017. The remaining payments under these contracts are approximately $485 million over the remaining life of the contracts; however, these contracts can be terminated. Termination would result in a penalty substantially less than the remaining annual contract payments. The Company would also be required to find another source for these services, including the possibility of performing them in-house.
Legal
The Company is a defendant in various suits, claims and investigations that arise in the normal course of business. While the outcome of these matters is currently not determinable, the Company does not expect the ultimate disposition of these matters will have a material adverse effect on the Company’s consolidated financial position, liquidity or results of operations.
Indemnifications
The Company is a party to a variety of agreements pursuant to which it is obligated to indemnify the other party with respect to certain matters. In indemnification cases, payment by the Company is conditioned on the other party making a claim pursuant to the procedures specified in the particular contract, which procedures typically allow the Company to challenge the other party's claims. In some instances, the Company may have recourse against third-parties for certain payments made by the Company.
Some of these obligations arise as a result of divestitures of the Company's assets or businesses and require the Company to indemnify the other party against losses arising from breaches of representations and warranties and covenants and, in some cases, the settlement of pending obligations. The Company's obligations under divestiture agreements for indemnification based on breaches of representations and warranties are generally limited in terms of duration, and for amounts for breaches of such representation and warranties in connection with prior divestitures not in excess of a percentage of the contract value. The Company had no potential claims at December 31, 2013.
In addition, the Company may provide indemnifications for losses that result from the breach of general warranties contained in certain commercial and intellectual property agreements. Historically, the Company has not made significant payments under these agreements.
In addition, pursuant to the Master Separation and Distribution Agreement and certain other agreements with Motorola Mobility, Motorola Mobility agreed to indemnify the Company for certain liabilities, and the Company agreed to indemnify Motorola Mobility for certain liabilities, in each case for uncapped amounts.